ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED OCTOBER 31, 1997

Offering investors the opportunity for high current return

"...the market enjoyed an unprecedented period of robust economic growth with relatively no inflationary pressures. We positioned the fund to take advantage of this environment by increasing its position in high yield bonds, Treasuries and, to a lesser degree, emerging market investments..."


                                                             [KEMPER FUNDS LOGO]

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

CONTENTS
3
ECONOMIC OVERVIEW
5
MANAGEMENT TEAM
6
PERFORMANCE UPDATE
9
PORTFOLIO STATISTICS
10
PORTFOLIO OF
INVESTMENTS
19
REPORT OF
INDEPENDENT AUDITORS
20
FINANCIAL STATEMENTS
22
NOTES TO
FINANCIAL STATEMENTS
26
FINANCIAL HIGHLIGHTS

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]


--------------------------------------------------------------------------------

CLASS A                 8.13%
CLASS B                 7.13%
CLASS C                 7.37%
LIPPER GENERAL
BOND FUNDS
 CATEGORY AVERAGE*      9.83%
--------------------------------------------------------------------------------


Returns and rankings are historical and do not represent future performance. Returns, rankings, and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.




--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  10/31/97   10/31/96
--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME
FUND CLASS A                        $5.96      $5.99
--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME
FUND CLASS B                        $5.96      $5.99
--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME
FUND CLASS C                        $5.99      $6.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME FUND
LIPPER RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GENERAL BOND FUNDS CATEGORY

                  CLASS A             CLASS B             CLASS C
--------------------------------------------------------------------------------
  1-YEAR      #65 OF 79 FUNDS     #72 OF 79 FUNDS     #71 OF 79 FUNDS
--------------------------------------------------------------------------------
  5-YEAR      #1 OF 13 FUNDS             N/A               N/A
--------------------------------------------------------------------------------
  10-YEAR     #1 OF 5 FUNDS              N/A               N/A
--------------------------------------------------------------------------------
  15-YEAR     #2 OF 2 FUNDS              N/A               N/A
--------------------------------------------------------------------------------
  20-YEAR     #1 OF 2 FUNDS              N/A               N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF OCTOBER 31, 1997.

                        CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
ONE-YEAR INCOME:        $0.4980     $0.4420     $0.4479
--------------------------------------------------------------------------------
OCTOBER
DIVIDEND:               $0.0415     $0.0369     $0.0368
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION
RATE+:                    8.36%       7.43%       7.37%
--------------------------------------------------------------------------------
SEC YIELD+:               6.54%       5.86%       5.95%
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 1997. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 1997, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission.

The fund may invest in lower-rated and non-rated securities which present greater risk of loss to principal and interest than higher-rated securities. The fund may also invest a significant portion of its assets in foreign securities which present special risks including fluctuating exchange rates, government regulation and differences in liquidity that may affect the volatility of your investment.

TERMS TO KNOW

YOUR FUND'S STYLE
[MORNINGSTAR STYLE BOX]

MORNINGSTAR FIXED-INCOME STYLE BOX

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of October 31, 1997.) The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

Stephen B. Timbers is president, chief executive and chief investment officer of Zurich Kemper Investments, Inc. (ZKI). ZKI and its affiliates manage approximately $86 billion in assets, including $49 billion in retail mutual funds. Timbers is a graduate of Yale University and holds an M.B.A. from Harvard University.

DEAR SHAREHOLDERS,

Once again, investors experienced extreme market volatility in the month of October. Unlike the October corrections of 1987 and 1989, this year's market drop occurred at a time when the United States economy is remarkably healthy and resilient. As we have noted, the U.S. economy has been moving forward for several years with an alternating fast/slow pace that has proven successful in removing whatever excesses build from quarter to quarter. As a consequence, interest rates and the rate of inflation are both low and stable. Moreover, the federal budget deficit has been reduced to such an extent that discussion has now turned to what the government should do with a projected surplus in 1998.

  Fortunately, no part of our strong economic foundation was shaken by the market correction. If anything, the correction provided a short-lived and relatively painless lesson about the vulnerability of a highly valued market. When markets are high, everything -- economic news, corporate earnings and liquidity -- must go right. When markets are high -- as our equity market was for most of this year -- they are vulnerable to relatively minor disappointments.

  As you have read, of course, the direct source of the October correction was Southeast Asia, where the world's highest growth economies had been stumbling since the summer. These economies had become overextended, banks ran into trouble with bad loans and the local governments failed to take prompt action. The result was a domino effect of competitive devaluations of currencies, crashing markets and political chaos.

  But while Southeast Asia produced the event that led to the mini-panic in the U.S. equity market -- resulting in a 7 percent loss on October 27 -- the world quickly looked to the U.S. for solutions. When the U.S. market quickly rebounded, other markets became less volatile. Considering U.S. economic fundamentals and the relatively small effect that Southeast Asian problems have on U.S. companies as a whole, rational investors had to expect our market to bounce back. In fact, if the U.S. equity market had not been so highly valued, we would have expected the market's reaction to the Asian problems to be quite muted. For instance, if the Dow Jones Industrial Average had been closer to 7000 than to 8000, we would have expected that the market would have dropped only slightly.

  But as we have said before, today's markets move very fast. We experienced in one day the kind of correction that we used to experience over a six-month period. By Wednesday, November 19, the Dow Jones Industrial Average had climbed back to where it was before Gray Monday, October 27, 1997. It took only 26 days to recoup -- contrast that with the 463 days needed to recoup from Black Monday. The market did not recover from its 22.6 percent October 19, 1987, market correction until January 24, 1989. At this writing, the U.S. equity market remains very volatile. We expect that condition to continue, as volatility is a factor of higher valued markets. Despite what the last few years may have suggested, markets do not go in just one direction.

  Our recent experience supported many of the basic tenets of investing:

  - Invest for the long term and don't react to the short-term noise. Investors who got hurt in the October correction were those who had borrowed the money they invested and were forced to sell at low prices. Investors who were able to remain invested and did, lost only some of their above-average gain for the year.

  - Diversification helps reduce overall portfolio risk. Government securities investors, for example, found the bond market to be a safe haven as the bond market rallied during the stock market correction.

  - Investing abroad is complex and requires expert advice. Currency valuations, in particular, can have a significant effect on investment returns.

  Our forecast for the next several months calls for moderate economic growth, stable interest rates and controlled inflation. While we cannot rule out the possibility of another market event that would add to the excitement of equity investing, we would expect the U.S. market to again demonstrate its resiliency.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
  THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                NOW (11/30/97)          6 MONTHS AGO            1 YEAR AGO              2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.88                    6.49                   6.3                      5.71
PRIME RATE(2)                        8.5                     8.5                    8.25                     8.65
INFLATION RATE(3)*                   2.08                    2.3                    3.25                     2.6
THE U.S. DOLLAR(4)                   9.65                    5.52                   4.36                    -2.58
CAPITAL GOODS ORDERS(5)*             9.92                    7.16                   3.3                      8.09
INDUSTRIAL PRODUCTION(5)*            5.51                    4.23                   4.33                     3.4
EMPLOYMENT GROWTH(6)                 2.52                    2.13                   2.15                     1.91

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of October 31, 1997.

Sources: Economics Department, Zurich Kemper Investments, Inc.


  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT AND CHIEF INVESTMENT OFFICER
ZURICH KEMPER INVESTMENTS INC.

December 4, 1997

MANAGEMENT TEAM

                        KEMPER DIVERSIFIED INCOME FUND

                          PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]

J. PATRICK BEIMFORD, JR., JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1976 AND IS A PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. BEIMFORD RECEIVED A BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND EARNED AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[CESSINE PHOTO]

ROBERT CESSINE IS A SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. HE JOINED THE COMPANY IN 1993. CESSINE RECEIVED BOTH HIS B.S. AND M.S. FROM THE UNIVERSITY OF WISCONSIN.

[JOHNS PHOTO]

GORDON JOHNS JOINED ZKI IN 1988 AND IS AN EXECUTIVE VICE PRESIDENT OF ZKI, THE MANAGING DIRECTOR OF ZURICH INVESTMENT MANAGEMENT LIMITED, LONDON AND A PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. JOHNS GRADUATED FROM BALLIOL COLLEGE, OXFORD, WITH A B.A. IN LAW.

[MCNAMARA PHOTO]

MIKE MCNAMARA HAS BEEN WITH ZKI SINCE 1972 AND IS SENIOR VICE PRESIDENT AND PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. MCNAMARA GRADUATED WITH A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND EARNED AN M.B.A. FROM LOYOLA UNIVERSITY.

[RESIS PHOTO]

HARRY RESIS IS A SENIOR VICE PRESIDENT WITH ZKI. HE JOINED THE COMPANY IN 1988 AND IS A PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[TRUTTER PHOTO]

JONATHAN TRUTTER HAS BEEN WITH ZKI SINCE 1989. HE IS A FIRST VICE PRESIDENT OF ZKI AND A PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. TRUTTER RECEIVED A BACHELOR'S DEGREE WITH DUAL MAJORS IN EAST ASIAN LANGUAGES AND INTERNATIONAL RELATIONS FROM THE UNIVERSITY OF SOUTHERN CALIFORNIA. HE EARNED A MASTER'S OF MANAGEMENT DEGREE FROM KELLOGG GRADUATE SCHOOL OF BUSINESS AT NORTHWEST-
ERN UNIVERSITY.

[VANDENBURG PHOTO]

RICHARD VANDENBERG JOINED ZKI IN MARCH 1996, AS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. VANDENBERG HAS MORE THAN 23 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A BACHELOR'S DEGREE AND AN M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

BONDS ENJOYED STRONG PERFORMANCE DURING THE YEAR ENDED OCTOBER 31, 1997, DESPITE SOME TUMULTUOUS EVENTS THAT TOOK PLACE. BELOW, THE PORTFOLIO MANAGERS DISCUSS HOW THEY SHIFTED ASSETS IN THE PORTFOLIO TO PREPARE FOR RISING AND THEN FALLING MARKET YIELDS.

Q     HOW DID KEMPER DIVERSIFIED INCOME FUND PERFORM DURING THE YEAR?

A     The total return for the fund's Class A shares was 8.13 percent
(unadjusted for any sales charge). We were pleased with that performance given some of the major economic and market events that occurred during the year. As of October 31, the fund was given a four-star overall rating from Morningstar, Inc. For the three-, five- and ten-year periods, Kemper Diversified Income Fund was rated three stars, five stars and four stars, respectively. It was ranked against 1,338, 732 and 307 taxable bond funds, respectively.*

*MORNINGSTAR PROPRIETARY RATINGS REFLECT RISK-ADJUSTED PERFORMANCE. THE RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORNINGSTAR RATINGS ARE CALCULATED FROM THE FUNDS' THREE-, FIVE-, AND 10-YEAR RETURNS (WITH FEE ADJUSTMENTS) IN EXCESS OF 90-DAY TREASURY BILL RETURNS, AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY TREASURY BILL RETURNS. THE PERCENTAGE OF FUNDS RECEIVING A PARTICULAR RATING IS AS
FOLLOWS: FIVE STARS 10 PERCENT; FOUR STARS 22.5 PERCENT; THREE STARS 35 PERCENT; TWO STARS 22.5 PERCENT; AND ONE STAR 10 PERCENT.

Q     DURING THE FUND'S FISCAL YEAR THE FEDERAL RESERVE BOARD (THE FED) RAISED
SHORT-TERM INTEREST RATES. AT THE END OF THE YEAR, EVENTS IN SOUTHEAST ASIA CAUSED A MAJOR SELL-OFF IN GLOBAL MARKETS. HOW DID THESE EVENTS IMPACT THE PERFORMANCE OF THE FIXED-INCOME MARKETS?

A     Despite these events, fixed-income securities performed relatively well during the year. The Fed did raise interest rates but the impact of the tightening on the market was brief and relatively minimal. In addition, the crisis in Southeast Asia hurt corporate and emerging market bonds but caused U.S. government bonds to rally. Specifically, here's what happened.

      At the start of the fiscal year, U.S. fixed-income markets rallied in response to the outcome of the U.S. presidential and congressional elections, in which the Republicans maintained control of Congress and President Clinton was re-elected.

      This bullish environment began to change in December, when Federal Reserve Board Chairman Alan Greenspan implied in passing that financial assets might be overvalued. This shook the market and caused yields to rise and securities prices to fall. Early in 1997, strong economic reports surfaced and Greenspan reiterated his concern about the values of securities and about the potential for a rise in wage inflation. In what was considered to be a preemptive move at keeping inflation in check, the Fed tightened short-term rates by 0.25 percent in late March.

      While economic growth remained somewhat strong, even after the Fed tightening, inflation remained uncharacteristically low. Fixed-income markets began recouping losses experienced with the Fed's interest rate increase as inflation fears remained unconfirmed. Market yields fluctuated with the release of varying economic data but remained relatively range-bound until October.

      On October 8, Greenspan once again expressed his concern about whether the current low level of inflation could continue with such a strong U.S. economy. The market believed his comments to be a warning that he might tighten interest rates again soon. That prospect was discounted on October 27, when there was a global equity market sell-off spawned by economic events in Southeast Asia. The sell-off was dramatic and initiated steep declines in emerging market bonds and less significant declines in high yield and investment grade corporate bonds. Investors flocked to higher quality issues and as a result the U.S. Treasury market rallied through the end of the fund's fiscal year.

Q     HOW DID YOU MANAGE THE FUND GIVEN THE INTEREST RATE UNCERTAINTY IN THE
FIRST PART OF THE YEAR?

A     We managed the fund fairly defensively by shortening its duration.
Duration is a measurement of a fund's sensitivity to interest rates. The shorter the duration, the less sensitive it is to interest rate changes. This means that, because of the shorter duration, the fund's performance was less impacted by the spike in interest rates than it would have been with a longer duration.

      We made the adjustment by increasing the level of cash and cash equivalents in the fund. Typically, we try to keep the fund's cash position relatively low, because it limits the amount of interest income that the fund can generate.

      However, our larger cash position helped us greatly in March and into April as rates were rising. In mid-April as inflation remained unthreatening and yields began to fall, we looked for opportunities to reallocate the cash back into sectors that appeared attractive -- sectors such as high yield bonds, emerging market investments and mortgages.

PERFORMANCE UPDATE

Q     WHAT OTHER TYPES OF ADJUSTMENTS DID YOU MAKE TO THE FUND?

A     During the fiscal year, the market enjoyed an unprecedented period of robust economic growth with relatively no inflationary pressures. We positioned the fund to take advantage of this environment by increasing its position in high yield bonds, Treasuries and to a lesser degree, emerging market investments.

      Ever increasing demand for high yield bonds fueled gains in the market as corporate earnings continued to be strong. Supply kept up with demand and a great deal of new, lower quality issues were gobbled up by the market. We stayed away from many of these riskier issues, favoring higher quality (B-rated or higher) bonds, from fundamentally strong companies. Although these issues didn't necessarily offer the highest returns in the short run, we felt they would withstand economic or market uncertainty and provide strong returns in the long run. Our assumption was proven correct during the October decline when riskier high yield assets suffered deeper losses than their higher quality high yield counterparts.

      As rates trended lower from April on, we increased the level of Treasuries in the fund. This made sense because Treasuries tend to perform strongest when rates decline. On October 31, Treasury notes and bonds represented 29 percent of the fund -- up from 11 percent in late March after the Fed's interest rate tightening. This sector also enjoyed a dramatic rally at the end of the year as investors sold other investments and rushed into Treasuries.

      Emerging market investments gained during much of the period and we increased our exposure to a high of 8 percent. However, as events in Southeast Asia and other foreign markets began to escalate, we cut exposure to 5 percent. All of the fund's emerging markets exposure was denominated in U.S. dollars.

      Although we could not have foreseen the impact that the Southeast Asia crisis would have on world markets, these portfolio adjustments helped limit its impact on the fund.

Q     IN THE FUND'S SEMIANNUAL SHAREHOLDER REPORT YOU DISCUSSED REDUCING THE
FUND'S EXPOSURE TO FOREIGN CURRENCY BONDS. HOW DID YOU MANAGE THAT ALLOCATION DURING THE LAST HALF OF THE FISCAL YEAR?

A     We continued to reduce the fund's position in foreign currency bonds because we believed that the U.S. bond market had more potential to outperform foreign bonds on an absolute level and because of concerns about the European Monetary Union. Also, yields in many foreign markets were well below yields achievable through U.S. investments. At the start of the fiscal year foreign currency bonds represented 25 percent of the fund's investments. By July 30 we had cut our exposure to just 5 percent -- a level we maintained throughout the remainder of the year.

Q     WHAT'S YOUR OUTLOOK FOR THE FIXED-INCOME MARKETS?

A     We are cautiously optimistic about the fixed-income markets. We believe that the fundamentals of most sectors remain positive. However, we look for the possibility of more volatility in the global marketplace.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR PERIODS ENDED OCTOBER 31, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                        LIFE OF
                                           1-YEAR   5-YEAR   10-YEAR     CLASS
------------------------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME FUND CLASS A     3.30%    9.56     11.53%     10.40%   (since 6/23/77)
------------------------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME FUND CLASS B     4.13      N/A       N/A       7.82    (since 5/31/94)
------------------------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME FUND CLASS C     7.37      N/A       N/A       8.49    (since 5/31/94)
------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
 KEMPER DIVERSIFIED INCOME FUND CLASS A
--------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Class A shares from 6/23/77 to 10/31/97
--------------------------------------------------------------------------------

                                                           6/23/77    12/31/77     12/31/85   12/31/93   10/31/97
-----------------------------------------------------------------------------------------------------------------
Kemper Diversified Income Fund Class A(1)                  10000        9565        24954      56515      74781
Lehman Brothers Government/Corporate Bond Index+           10000       10077        22776      49725      63612
Consumer Price Index++                                     10000       10231        18007      24020      26557

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
 KEMPER DIVERSIFIED INCOME FUND CLASS B
--------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Class B shares from 5/31/94 to 10/31/97
--------------------------------------------------------------------------------

                                                           5/31/94    12/31/94     12/31/95   12/31/96   10/31/97
-----------------------------------------------------------------------------------------------------------------
Kemper Diversified Income Fund Class B(1)                  10000        9794        11612      12491      12936
Lehman Brothers Government/Corporate Bond Index+           10000       10063        11999      12347      13341
Consumer Price Index++                                     10000       10149        10407      10753      10929


                                 [LINE GRAPH]

--------------------------------------------------------------------------------
 KEMPER DIVERSIFIED INCOME FUND CLASS C
--------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Class C shares from 5/31/94 to 10/31/97
--------------------------------------------------------------------------------

                                                           5/31/94    12/31/94     12/31/95   12/31/96   10/31/97
-----------------------------------------------------------------------------------------------------------------
Kemper Diversified Income Fund Class C(1)                  10000        9816        11648      12559      13214
Lehman Brothers Government/Corporate Bond Index+           10000       10063        11999      12347      13341
Consumer Price Index++                                     10000       10149        10407      10753      10929


Returns are historical and do not represent future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of dividends and for Class A shares adjustment for the maximum sales charge of 4.5 percent, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) as follows: 1-year, 3 percent; 5-year, 1 percent; since inception, 0 percent and for Class C shares no adjustment for sales charge. The maximum CDSC for Class B shares is 4 percent. For Class C shares, there is a 1 percent CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of the report.

    The fund may invest in lower-rated and non-rated securities which present greater risk of loss to principal and interest than higher-rated securities. The fund may also invest a significant portion of assets in foreign securities which present special risks including fluctuating exchange rates, government regulation and differences in liquidity that may affect the volatility of your investment.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the CDSC in effect at the end of the period for Class B shares. In comparing the performance of Kemper Diversified Income Fund Class A and Class B shares to that of the Lehman Brothers Government/Corporate Bond Index and the Consumer Price Index, you should also note that the fund's performance reflects the applicable sales charge, while no such charges are reflected in the performance of the indices.

+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities. Source is Towers Data Systems.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                           ON 10/31/97              ON 10/31/96
--------------------------------------------------------------------------------
HIGH YIELD CORPORATES                          42%                      35%
--------------------------------------------------------------------------------
EMERGING MARKETS                                5                        6
--------------------------------------------------------------------------------
FOREIGN CURRENCY BONDS                          5                       25
--------------------------------------------------------------------------------
HIGH GRADE CORPORATES                           7                        1
--------------------------------------------------------------------------------
MORTGAGES                                       7                       13
--------------------------------------------------------------------------------
TREASURY NOTES & BONDS                         29                       13
--------------------------------------------------------------------------------
CASH EQUIVALENTS                                5                        7
--------------------------------------------------------------------------------
                                              100%                     100%

                                          [PIE CHART]              [PIE CHART]
                                          ON 10/31/97              ON 10/31/96

YEARS TO MATURITY

--------------------------------------------------------------------------------
                                           ON 10/31/97              ON 10/31/96
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                             5%                      --
--------------------------------------------------------------------------------
1-10 YEARS                                      51                       73%
--------------------------------------------------------------------------------
10-20 YEARS                                     28                       19
--------------------------------------------------------------------------------
20+ YEARS                                       16                        8
--------------------------------------------------------------------------------
                                               100%                     100%

                                          [PIE CHART]              [PIE CHART]
                                          ON 10/31/97              ON 10/31/96

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                           ON 10/31/97              ON 10/31/96
--------------------------------------------------------------------------------
AVERAGE MATURITY                            10.9 years                8.2 years
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER DIVERSIFIED INCOME FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1997
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT OBLIGATIONS--36.2%                                                    PRINCIPAL AMOUNT    VALUE
----------------------------------------------------------------------------------------------------------------------------
                                                U.S. Treasury Note, 6.125%, 2007             $   25,275      $ 25,816
                                                U.S. Treasury Bonds
                                                  10.75%, 2005                                   17,270        22,435
                                                  9.125%, 2009                                   29,300        34,203
                                                  13.875%, 2011                                   4,350         6,616
                                                  12.00%, 2013                                    9,200        13,474
                                                  13.25%, 2014                                   18,000        28,583
                                                  10.625%, 2015                                  28,210        41,716
                                                  6.50%, 2026                                     2,145         2,236
                                                  6.625%, 2027                                   28,325        30,033
                                                  6.375%, 2027                                   20,000        20,613
                                                U.S. Treasury Strip, zero coupon, 2019           80,000        21,110
                                                Federal Home Loan Mortgage Corp.,
                                                  6.50%, 2023                                    26,681        26,389
                                                Government National Mortgage Association,
                                                  6.50%, 2023-2027                               39,132        38,728
                                                -------------------------------------------------------------------------
                                                TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                (Cost: $306,658)                                              311,952
                                                -------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--9.8%
-------------------------------------------------------------------------------------------------------------------------
(Principal amount in local currency,         (a)Republic of Argentina
unless otherwise indicated)                       (principal amount in U.S. dollars)
                                                  6.687%, 2005                                    1,334         1,131
                                                  5.50%, 2023                                     5,750         3,910
                                                Commonwealth of Australia,
                                                  9.50%, 2003                                     1,136           950
                                                Republic of Austria,
                                                  5.875%, 2000                                   10,340           878
                                                Kingdom of Belgium,
                                                  9.00%, 2003                                    71,715         2,371
                                             (a)Federal Republic of Brazil,
                                                  (principal amount in U.S. dollars)
                                                  6.687%, 2006                                      100            78
                                                Government of Canada,
                                                  7.50%, 2003                                     4,071         3,229
                                                Kingdom of Denmark,
                                                  7.00%, 2004                                     9,127         1,551
                                                Republic of Finland,
                                                  10.00%, 2001                                    2,000           452
                                                French Treasury
                                                  5.50%, 2001                                    21,324         3,790
                                                  8.50%, 2008                                    14,192         3,034
                                                German Bundesrepublic,
                                                  8.25%, 2001                                    13,436         8,733
                                                Government of Ireland,
                                                  9.25%, 2003                                       202           356
                                                Italian Treasury,
                                                  10.50%, 2000                                9,400,000         6,223
                                                Government of the Netherlands,
                                                  7.00%, 2003                                     5,464         3,056
                                                Commonwealth of New Zealand,
                                                  8.00%, 2001                                       268           173
                                                Republic of the Philippines,
                                                  (principal amount in U.S. dollars)
                                                  6.25%, 2017                                     2,240         1,854

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------
                                             Republic of Poland,
                                               (principal amount in U.S. dollars)
                                               4.00%, 2014                                   $    6,000      $  4,905
                                             Republic of Portugal,
                                               11.875%, 2005                                     53,260           410
                                             Russia Ministry of Finance,
                                               (principal amount in U.S. dollars)
                                               9.25%, 2001                                        2,000         1,893
                                             Kingdom of Spain,
                                               8.00%, 2004                                      362,520         2,806
                                               Kingdom of Sweden,
                                               10.25%, 2003                                       9,300         1,484
                                             United Kingdom
                                               7.00%, 2002                                        1,348         2,293
                                               7.25%, 2007                                        2,067         3,645
                                             United Mexican States
                                               (principal amount in U.S. dollars)
                                               8.00%, 2002                                        2,310         2,171
                                               11.375%, 2016                                      4,000         4,160
                                               6.835%, 2019                                       2,000         1,780
                                               6.25%, 2019                                        6,000         4,680
                                               11.50%, 2026                                       1,450         1,508
                                             Republic of Venezuela,
                                               (principal amount in U.S. dollars)
                                               6.75%, 2007                                       12,250        10,596
                                             ----------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                             (Cost: $88,075)                                                   84,100
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--48.2%
-------------------------------------------------------------------------------------------------------------------------
AEROSPACE--.9%                               Airlines Pass Through Trust, 10.875%, 2019           1,200         1,344
                                             Fairchild Corp., 12.00%, 2001                        1,545         1,553
                                             Howmet, Inc., 10.00%, 2003                           1,560         1,700
                                             RHI Holdings, 11.875%, 1999                          1,037         1,042
                                             Tracor, 8.50%, 2007                                  1,000         1,003
                                             Valujet, Inc., 10.25%, 2001                          1,100         1,020
                                             ----------------------------------------------------------------------------
                                                                                                                7,662
-------------------------------------------------------------------------------------------------------------------------
BROADCASTING,                                Affinity Group, Inc., 11.50%, 2003                   1,480         1,569
CABLESYSTEMS                              (b)Bell Cablemedia, PLC, 11.875%, 2005                    100            87
AND PUBLISHING--5.7%                         Busse Broadcasting, 11.625%, 2000                      430           460
                                             Cablevision Systems Corp.
                                               8.125%, 2009                                       2,990         3,005
                                               10.50%, 2016                                       1,200         1,353
                                             Capstar Broadcasting
                                               9.25%, 2007                                          510           515
                                          (b)  12.75%, 2009                                       2,910         2,037
                                             Century Communications Corp., 8.75%, 2007              580           577
                                          (b)Charter Communications, 14.00%, 2007                 1,530         1,148
                                             Comcast Cablevision
                                               8.875%, 2017                                       1,225         1,399
                                               8.50%, 2027                                          625           709
                                          (b)Comcast UK Cable Partners, Ltd., 11.20%,
                                               2007                                               4,200         3,297
                                          (b)Diamond Cable Communications, PLC
                                               13.25%, 2004                                         920           803
                                               11.75%, 2005                                       1,840         1,375
                                               10.75%, 2007                                       2,830         1,832
                                             EZ Communications, 9.75%, 2005                         590           648

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------
                                             Foxkids Worldwide
                                          (b)  10.25%, 2007                                  $    2,000      $  1,145
                                               9.25%, 2007                                        1,350         1,298
                                             Frontiervision
                                               11.00%, 2006                                       1,060         1,147
                                          (b)  11.875%, 2007                                      1,000           685
                                             Granite Broadcasting Corp., 10.375%, 2005            1,590         1,648
                                             Intermedia Capital Partners, 11.25%, 2006            1,360         1,476
                                          (b)International Cabletel, Inc., 12.75%,
                                               2005                                               2,840         2,300
                                             Multicanal Participacoes, 12.625%, 2004              1,240         1,271
                                             NTL, 10.00%, 2007                                      380           391
                                             News America Holdings, Inc.
                                               9.25%, 2013                                          600           695
                                               8.25%, 2018                                        1,375         1,457
                                             Newsquest Capital, PLC, 11.00%, 2006                   190           211
                                             Salem Communication Corp., 9.50%, 2007                 980           980
                                             Sinclair Broadcasting Group, Inc., 10.00%,
                                               2003                                               1,660         1,722
                                             STC Broadcasting, 11.00%, 2007                         590           631
                                             Sullivan Broadcasting, 10.25%, 2005                  1,160         1,230
                                             Tele-Communications, Inc., 9.80%, 2012                 950         1,148
                                          (b)TeleWest Communications, PLC, 11.00%,
                                               2007                                               3,065         2,291
                                             Time Warner Entertainment, 8.375%, 2023              1,050         1,147
                                             Time Warner, Inc.
                                               7.25%, 2017                                          800           787
                                               9.15%, 2023                                        1,425         1,682
                                          (b)UIH Australia Pacific, Inc., 14.00%, 2006              330           229
                                             U.S. West Cap Funding
                                               7.90%, 2027                                        1,500         1,581
                                               7.95%, 2097                                        1,250         1,337
                                             ----------------------------------------------------------------------------
                                                                                                               49,303
-------------------------------------------------------------------------------------------------------------------------
CHEMICALS AND                                Agriculture, Mining and Chemicals, Inc.,
AGRICULTURE--1.7%                              10.75%, 2003                                         710           763
                                             Atlantis Group, Inc., 11.00%, 2003                   1,328         1,335
                                             Hines Horticulture, 11.75%, 2005                     2,690         2,959
                                             Huntsman Corp., 9.50%, 2007                          1,740         1,836
                                             Huntsman Polymer Corp., 11.75%, 2004                 1,900         2,147
                                          (b)NL Industries, Inc., 13.00%, 2005                      280           277
                                             PCI Chemicals, 9.25%, 2007                             620           608
                                             Terra Industries, Inc., 10.50%, 2005                   650           705
                                             Texas Petrochemicals, 11.125%, 2006                  2,000         2,200
                                             UCC Investors Holdings, Inc., 10.50%, 2002           1,460         1,650
                                             ----------------------------------------------------------------------------
                                                                                                               14,480
-------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--6.4%                      (b)Call-Net Enterprise, Inc.
                                               13.25%, 2004                                         370           334
                                               9.27%, 2007                                        1,080           702
                                          (b)Cellular, Inc., 11.75%, 2003                           705           694
                                             Comcast Cellular, 9.50%, 2007                        1,860         1,925
                                             CommNet Cellular, 11.25%, 2005                         370           423
                                             Communication and Power Industry, Inc.,
                                               12.00%, 2005                                         550           611
                                             Dobson Communications, 11.75%, 2007                  2,000         2,050
                                             Econophone, 13.50%, 2007                             1,425         1,617
                                             GCI General Communication, 9.75%, 2007               1,700         1,734
                                             Highwaymaster, 13.75%, 2005                            910           896
                                          (b)ICG Holdings, 13.50%, 2005                           2,435         1,924
                                             Interamerica, 14.00%, 2007                             320           320
                                             Intermedia Communications of Florida, Inc.,
                                               with warrants expiring 2000

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                          (b)  11.25%, 2006                                  $    1,350      $  1,087
                                          (b)  11.25%, 2007                                       2,080         1,362
                                               8.875%, 2007                                         770           753
                                          (b)Knology Corp., 11.875%, 2007                           600           318
                                             McLeod USA
                                          (b)  10.50%, 2007                                       4,060         2,801
                                               9.25%, 2007                                          960           979
                                             Metronet Communication
                                               12.00%, 2007                                         560           627
                                          (b)  10.75%, 2007                                         500           298
                                             MGC Communications, 13.00%, 2004                     1,300         1,287
                                          (b)Millicom International Cellular, S.A.,
                                               13.50%, 2006                                       1,890         1,422
                                             Netia Holdings
                                          (b)  11.25%, 2007                                         425           242
                                               10.25%, 2007                                         300           288
                                          (b)Nextel Communication, 9.75%, 2007                    4,100         2,245
                                             Nextlink Communications, 12.50%, 2006                1,285         1,462
                                          (b)PanAmSat, L.P., 11.375%, 2003                        1,880         1,859
                                             Primus Telecom Group, 11.75%, with warrants,
                                               2004                                               1,000         1,070
                                          (b)PTC International Finance, 10.00%, 2007              6,670         4,269
                                             RCN Corp., 10.00%, 2007                                330           326
                                             Rogers Cantel
                                               8.80%, 2007                                        1,900         1,891
                                               9.375%, 2008                                       1,570         1,652
                                               9.75%, 2016                                          415           446
                                          (b)Telegroup, 10.50%, 2004                                420           313
                                             Telex Communications, 10.50%, 2007                     960           950
                                             USA Mobile Communications, Inc. II
                                               14.00%, 2004                                       1,280         1,434
                                               9.50%, 2004                                          840           823
                                             Vanguard Cellular Systems, 9.375%, 2006              1,600         1,648
                                             Viasystems, 9.75%, 2007                              2,000         2,045
                                             Western Wireless
                                             10.50%, 2006 and 2007                                3,340         3,594
                                             Winstar Equipment, 12.50%, 2004                      2,400         2,502
                                             Worldcom, Inc.,
                                               7.75%, 2007 and 2027                               2,025         2,151
                                             ----------------------------------------------------------------------------
                                                                                                               55,374
-------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION                              (b)Building Materials Corporation of America,
MATERIALS--1.1%                                11.75%, 2004                                       2,700         2,511
                                             Falcon Building
                                               9.50%, 2007                                          320           328
                                          (b)  10.50%, 2007                                       3,030         1,954
                                             New Millen Home Building, 12.00%, 2004                 250           249
                                             Nortek, Inc., 9.125%, 2007                           3,080         3,088
                                             Waxman Industries, Inc.
                                          (b)  12.75%, 2004                                         370           328
                                          (c)  222,607 warrants expiring 2004                                     646
                                             ----------------------------------------------------------------------------
                                                                                                                9,104
-------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                            AFC Enterprises, 10.25%, 2007                        3,120         3,268
AND SERVICES--4.9%                           Ameriserve Food, 8.875%, 2006                        1,300         1,300
                                             AMF Group
                                          (b)  12.25%, 2006                                         580           439
                                               10.875%, 2006                                      3,010         3,266
                                             Avondale Mills, 10.25%, 2006                            60            65
                                             Bally Total Fitness, 9.875%, 2007                      510           506

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------
                                             Cinemark USA, Inc., 9.625%, 2008                $    3,030      $  3,121
                                             Coinmach Corp., 11.75%, 2005                         3,120         3,432
                                             Commemorative Brands, 11.00%, 2007                     290           296
                                             Dimon, Inc., 8.875%, 2006                            2,000         2,145
                                             Doskocil Manufacturing Co., 10.125%, 2007            1,030         1,066
                                          (b)Dr. Pepper Bottling Holdings, Inc.,
                                               11.625%, 2003                                      1,290         1,338
                                             Dyersburg Corp., 9.75%, 2007                         2,465         2,539
                                             Hedstrom Corp., 10.00%, 2007                         2,800         2,828
                                             Herff Jones, Inc., 11.00%, 2005                      1,050         1,134
                                             Hollywood Entertainment, 10.625%, 2004               1,170         1,188
                                             Hollywood Theaters, 10.625%, 2007                      420           443
                                             Kinder-Care Learning Centers, 9.50%, 2009            2,990         2,938
                                             NBTY, 8.625%, 2007                                     680           665
                                             Premier Parks, Inc., 12.00%, 2003                      660           732
                                             Regal Cinemas, 8.50%, 2007                             400           398
                                             Royal Caribbean, 8.25%, 2005                         1,500         1,615
                                          (b)Six Flags Theme Park, 12.25%, 2005                   4,330         4,568
                                             Van De Kamps, Inc., 12.00%, 2005                       900         1,001
                                             Windy Hill Pet Food, 9.75%, 2007                     2,000         2,030
                                             ----------------------------------------------------------------------------
                                                                                                               42,321
-------------------------------------------------------------------------------------------------------------------------
DRUGS AND                                    Dade International, Inc., 11.125%, 2006              1,000         1,120
HEALTH CARE--1.7%                            DVI, Inc., 9.875%, 2004                                360           371
                                             Genesis Eldercare, 9.00%, 2007                       1,665         1,640
                                             Graham-Field Health, 9.75%, 2007                       580           600
                                             Integrated Health Services
                                               9.50%, 2007                                        3,220         3,260
                                               9.25%, 2008                                        1,500         1,496
                                             MedPartners, Inc., 7.375%, 2006                        920           892
                                             Packard Bioscience, 9.375%, 2007                     1,000         1,005
                                             Tenet Healthcare, 8.625%, 2003                       2,000         2,106
                                             Vencor, 8.625%, 2007                                 2,320         2,262
                                             ----------------------------------------------------------------------------
                                                                                                               14,752
-------------------------------------------------------------------------------------------------------------------------
ENERGY AND RELATED                           AES, 8.50%, 2007                                       780           766
SERVICES--3.7%                               Bellweather Exploration, 10.875%, 2007               2,000         2,145
                                             Benton Oil & Gas Co.
                                               11.625%, 2003                                      2,000         2,200
                                               9.375%, 2007                                         770           768
                                             Coda Energy, 10.50%, 2006                            1,600         1,688
                                             Commonwealth Edison, 7.375%, 2004                    1,150         1,176
                                             Dailey Petro Service, 9.75%, 2007                    1,000         1,040
                                             Espirito Santo, 10.00%, 2007                         1,910         1,767
                                             Forcenergy, 9.50%, 2006                              2,800         2,961
                                             Forman Petro, 13.50%, 2004                             500           508
                                             Gulf Canada Resources, Ltd., 8.35%, 2006             1,200         1,305
                                             National Energy, 10.75%, 2006                        1,000         1,043
                                             Ocean Energy, 9.75%, 2006                              615           649
                                             Pacalta Resources, 10.75%, 2004                      2,830         2,802
                                             Plains Resources, 10.25%, 2006                       2,000         2,130
                                             Rutherford Moran, 10.75%, 2004                         740           729
                                             Southwest Royal, 10.50%, 2004                          650           644
                                             Stone Energy Corp., 8.75%, 2007                        780           772
                                             Transamerica Energy Corp., 11.50%, 2002              2,000         2,045
                                             United Meridian Corp., 10.375%, 2005                 1,570         1,707
                                             Wiser Oil Co., 9.50%, 2007                           2,960         2,930
                                             ----------------------------------------------------------------------------
                                                                                                               31,775

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,                          BCH Cayman Islands, 7.70%, 2006                 $    2,000      $  2,094
HOMEBUILDERS AND                             CIT Cap Trust I, 7.70%, 2027                         2,000         2,040
REAL ESTATE--5.0%                            Corporation Andina De Formento, 7.79%, 2017          2,000         2,036
                                             Del Webb Corp., 9.75%, 2008                          3,630         3,666
                                             Den Danske Bank, 7.40%, 2010                         2,000         2,056
                                             Emergent Group, 10.75%, 2004                           650           637
                                             Felcor Suites
                                               7.375%, 2004                                       1,600         1,594
                                               7.625%, 2007                                         575           572
                                             Forecast Group, L.P., 11.375%, 2000                    825           786
                                             Fortress Group, 13.75%, 2003                         2,560         2,842
                                             Hovnanian Enterprises, 11.25%, 2002                  1,984         2,063
                                             Intertek Finance, 10.25%, 2006                         650           683
                                             Kaufman & Broad Homes, 7.75%, 2004                   1,000           983
                                             Lehman Brothers Holdings
                                               7.25%, 2003                                          650           669
                                               7.375%, 2007                                       2,000         2,066
                                             MBNA Capital, 8.278%, 2026                           2,000         2,033
                                             Mellon Capital, 7.72%, 2026                          2,000         2,040
                                             Peoples Bank Bridgeport, 7.20%, 2006                 2,000         2,026
                                             Presley Companies, 12.50%, 2001                         90            86
                                             Scotland International, 8.80%, 2004                    700           777
                                             Simon DeBartolo, 7.125%, 2007                        1,600         1,626
                                             Societe Generale, 7.85%, 2049                        1,000         1,041
                                             Southern Pacific Funding, 11.50%, 2004                 930           930
                                             Svenska Handlsbanken, 7.125%, 2049                   2,000         2,010
                                             Trinet Corp Realty Trust, 7.70%, 2017                2,000         2,057
                                             UDC Homes, 12.50%, 2000                                600           600
                                             Williams Scotsman, 9.875%, 2007                      2,790         2,874
                                             ----------------------------------------------------------------------------
                                                                                                               42,887
-------------------------------------------------------------------------------------------------------------------------
HOTELS AND                                   Eldorado Resorts, 10.50%, 2006                       1,120         1,221
GAMING--1.9%                                 Empress River Casino, 10.75%, 2002                     810           871
                                             Harvey's Casino Resorts, 10.625%, 2006               2,380         2,570
                                             Hilton Hotels
                                               7.375%, 2002                                       1,000         1,026
                                               7.95%, 2007                                        1,300         1,385
                                             HMH Properties
                                               9.50%, 2005                                          430           447
                                               8.875%, 2007                                       2,070         2,117
                                             Marriott International, 6.75%, 2009                  2,000         1,987
                                             Players International, 10.875%, 2005                 1,475         1,578
                                             Trump Atlantic City, 11.25%, 2006                    3,100         3,054
                                             ----------------------------------------------------------------------------
                                                                                                               16,256

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS                        Aftermarket Technology, 12.00%, 2004            $      885      $    983
AND MINING--5.6%                             Alvey Systems, 11.375%, 2003                         1,325         1,381
                                             Bar Technologies, 13.50%, 2001                       2,030         2,208
                                             Collins & Aikman Corp., 11.50%, 2006                 2,090         2,356
                                             Crain Industries, Inc., 13.50%, 2005                   890         1,006
                                             Day International Group, Inc.,11.125%, 2005          3,060         3,305
                                             Euramax International, PLC, 11.25%, 2006             1,695         1,835
                                             EV International, 11.00%, 2007                       2,000         2,000
                                             Foamex L.P., 9.875%, 2007                            2,510         2,566
                                             GS Technologies
                                               12.00%, 2004                                         330           362
                                               12.25%, 2005                                         650           730
                                             Hayes Wheels International, 9.125%, 2007             4,200         4,305
                                             IMO Industries, 11.75%, 2006                         2,035         2,239
                                             Johnstown America, 11.75%, 2005                        820           886
                                             JPS Automotive Products Corp., 11.125%, 2001         1,530         1,698
                                             Knoll, Inc., 10.875%, 2006                           1,638         1,802
                                             MMI Products, 11.250%, 2007                          2,150         2,301
                                             Motors and Gears, Inc., 10.75%, 2006                 1,620         1,701
                                             Neenah Corp., 11.125%, 2007                          2,860         3,103
                                             Newflo Corp., 13.25%, 2002                           1,070         1,128
                                             Oxford Auto, 10.125%, 2007                           2,000         2,060
                                             Thermadyne Industries, Inc.
                                               10.25%, 2002                                       1,497         1,557
                                               10.75%, 2003                                         262           282
                                             Venture Holdings, 9.50%, 2005                        1,480         1,462
                                             WCI Steel, Inc., 10.00%, 2004                        1,600         1,668
                                             Weirton Steel Corp., 11.375%, 2004                     760           817
                                             Wells Aluminum Corp., 10.125%, 2005                  2,800         2,898
                                             ----------------------------------------------------------------------------
                                                                                                               48,639
-------------------------------------------------------------------------------------------------------------------------
PAPER, FOREST                                Berry Plastics Corp., 12.25%, 2004                     505           556
PRODUCTS, AND                                BPC Holding Corp., 12.50%, 2006                        810           891
CONTAINERS--3.0%                             BWAY Corp., 10.25%, 2007                               310           333
                                             Fonda Group, 9.50%, 2007                             3,610         3,430
                                             Gaylord Container Corp.
                                               12.75%, 2005                                       2,220         2,409
                                               9.75%, 2007                                          520           528
                                             Maxxam Group, Inc.
                                          (b)  12.25%, 2003                                         150           148
                                               11.25%, 2003                                       2,080         2,194
                                             National Fiberstock Corp., 11.625%, 2002               800           840
                                             Pindo Finance, 10.75%, 2007                            700           630
                                             Printpack, Inc.
                                               9.875%, 2004                                         170           179
                                               10.625%, 2006                                      1,600         1,672
                                             Riverwood International
                                               10.25%, 2006                                         690           702
                                               10.625%, 2007                                        525           545
                                               10.875%, 2008                                      4,365         4,278
                                             Spinnaker Industries, 10.75%, 2006                   1,560         1,607
                                             Stone Container Corp.
                                               9.875%, 2001                                       2,370         2,414
                                               12.25%, 2002                                         190           197
                                               11.50%, 2006                                         800           848
                                             TJIWI Kimia Finance, 10.00%, 2004                    1,000           910
                                             U.S. Can Corp., 10.125%, 2006                          480           505
                                             ----------------------------------------------------------------------------
                                                                                                               25,816

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------
RETAILING--3.5%                              Ameriking, 10.75%, 2006                         $    1,999      $  2,119
                                             Cole National Group
                                               9.875%, 2006                                         500           531
                                               8.625%, 2007                                       2,000         1,980
                                             Federated Department Stores, Inc., 10.00%,
                                               2001                                               2,000         2,211
                                             Finlay Fine Jewelry Corp., 10.625%, 2003             3,905         4,100
                                             Flagstar Corp.
                                               10.750%, 2001                                      2,075         2,106
                                               10.875%, 2002                                        590           603
                                             Guitar Center Management, 11.00%, 2006                 307           341
                                             J. Crew
                                               10.375%, 2007                                      1,040         1,030
                                          (b)  13.12%, 2008                                         440           242
                                             Krystal Co., 10.25%, 2007                              530           529
                                             Nine West Group, 9.00%, 2007                           760           756
                                             Pathmark Stores
                                               12.625%, 2002                                        290           293
                                               9.625%, 2003                                       1,600         1,504
                                             Petro Shopping Centers, 10.50%, 2007                 3,050         3,180
                                             Riddell Sports, 10.50%, 2007                         2,730         2,828
                                             Specialty Retailers
                                               8.50%, 2005                                          260           265
                                               9.00%, 2007                                          460           467
                                             Staples, Inc., 7.125%, 2007                          1,000         1,010
                                             Travelcenters America, 10.25%, 2007                  3,830         3,993
                                             ----------------------------------------------------------------------------
                                                                                                               30,088
-------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--3.1%                          Allied Waste Industries
                                               10.25%, 2006                                         600           650
                                          (b)  11.30%, 2007                                       2,350         1,613
                                             Case Corp., 6.75%, 2007                              1,350         1,359
                                             Continental Airlines
                                               7.75%, 2014                                        1,021         1,097
                                               6.90%, 2018                                        1,000         1,015
                                             Corporate Express, Inc., 9.125%, 2004                  940           959
                                             Delta Air Lines, 9.875%, 2008                        1,347         1,537
                                             Harman International, 7.32%, 2007                    1,500         1,548
                                             Outdoor Systems
                                               9.375%, 2006                                       1,870         1,968
                                               8.875%, 2007                                       1,550         1,600
                                             TFM, S.A. de CV, 10.25%, 2007                        5,370         5,289
                                          (b)Transtar Holdings, L.P., 13.375%, 2003                 670           576
                                             United Airlines, 9.56%, 2018                         2,000         2,408
                                             Universal Outdoor, 9.75%, 2006                       2,800         3,108
                                             USA Waste Services, 7.00%, 2004                      2,000         2,032
                                             ----------------------------------------------------------------------------
                                                                                                               26,759
                                             ----------------------------------------------------------------------------
                                             TOTAL CORPORATE OBLIGATIONS
                                             (Cost: $402,944)                                                 415,216
                                             ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF SHARES
COMMON AND PREFERRED STOCKS--.3%                                                         OR PRINCIPAL AMOUNT    VALUE
-------------------------------------------------------------------------------------------------------------------------
                                          (c)Capital Pacifics Holdings                            4,435shs.  $      4
                                             Clark USA, PIK, preferred                            3,500           355
                                             Crown American Realty, preferred                    16,450           892
                                          (c)Empire Gas Corp., warrants                           2,208            11
                                          (c)Foamex International, warrants                       1,200            34
                                          (c)Intelcom Group, Inc.                                 4,026            56
                                             Sinclair Capital, preferred                         13,500         1,465
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMON AND PREFERRED STOCKS
                                             (Cost: $2,556)                                                     2,818
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET                                 Yield--5.53% to 5.69%
INSTRUMENTS--2.6%                            Due--November and December, 1997
                                             (Cost: $22,441)                                 $   22,500        22,441
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--97.1%
                                             (Cost: $822,674)                                                 836,527
                                             ----------------------------------------------------------------------------
                                             CASH AND OTHER ASSETS, LESS LIABILITIES--2.9%                     25,016
                                             ----------------------------------------------------------------------------
                                             NET ASSETS--100%                                                $861,543
                                             ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Variable rate security. Rate shown is effective rate on October 31, 1997 and date shown represents the final maturity of the obligation.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(c) Non-income producing security.

Based on the cost of investments of $822,674,000 for federal income tax purposes at October 31, 1997, the gross unrealized appreciation was $22,757,000, the gross unrealized depreciation was $8,904,000 and the net unrealized appreciation on investments was $13,853,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER DIVERSIFIED INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Diversified Income Fund as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Diversified Income Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP


                                          Chicago, Illinois
                                          December 16, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

(IN THOUSANDS)

------------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------------
Investments, at value
(Cost: $822,674)                                                     $ 836,527
------------------------------------------------------------------------------
Cash                                                                     7,569
------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                      28,529
------------------------------------------------------------------------------
  Interest                                                              16,695
------------------------------------------------------------------------------
  Fund shares sold                                                       1,832
------------------------------------------------------------------------------
    TOTAL ASSETS                                                       891,152
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------------

Payable for:
  Investments purchased                                                 27,172
------------------------------------------------------------------------------
  Fund shares redeemed                                                   1,297
------------------------------------------------------------------------------
  Management fee                                                           408
------------------------------------------------------------------------------
  Distribution services fee                                                197
------------------------------------------------------------------------------
  Administrative services fee                                              169
------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                   279
------------------------------------------------------------------------------
  Trustees' fees and other                                                  87
------------------------------------------------------------------------------
    Total liabilities                                                   29,609
------------------------------------------------------------------------------
NET ASSETS                                                           $ 861,543
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------------

Paid-in capital                                                      $ 972,609
------------------------------------------------------------------------------
Accumulated net realized loss on sales of investments and
foreign currency transactions                                         (127,130)
------------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                       13,252
------------------------------------------------------------------------------
Undistributed net investment income                                      2,812
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                          $ 861,543
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($549,133,000 / 92,013,000 shares outstanding)                         $5.96
------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of
  net asset value or 4.50% of offering price)                            $6.24
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($297,074,000 / 49,842,000 shares outstanding)                         $5.96
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($15,328,000 / 2,557,000 shares outstanding)                           $5.99
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($8,000 / 1,400 shares outstanding)                                    $5.88
------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended October 31, 1997
(IN THOUSANDS)

------------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------------
Interest income                                                       $ 72,725
------------------------------------------------------------------------------
Expenses:
  Management fee                                                         4,664
------------------------------------------------------------------------------
  Distribution services fee                                              2,231
------------------------------------------------------------------------------
  Administrative services fee                                            1,864
------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                 2,403
------------------------------------------------------------------------------
  Professional fees                                                         72
------------------------------------------------------------------------------
  Reports to shareholders                                                  157
------------------------------------------------------------------------------
  Trustees' fees and other                                                  32
------------------------------------------------------------------------------
    Total expenses                                                      11,423
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   61,302
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
    currency transactions                                               14,708
------------------------------------------------------------------------------
  Net realized loss from futures transactions                           (7,606)
------------------------------------------------------------------------------
    Net realized gain                                                    7,102
------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
    assets and liabilities in foreign currencies                        (5,336)
------------------------------------------------------------------------------
Net gain on investments                                                  1,766
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 63,068
------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   YEAR ENDED OCTOBER 31,
                                                                  1997                1996
--------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------
  Net investment income                                         $  61,302             56,476
--------------------------------------------------------------------------------------------
  Net realized gain                                                 7,102              8,190
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            (5,336)             7,415
--------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               63,068             72,081
--------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income              (66,506)           (70,190)
--------------------------------------------------------------------------------------------
Net increase from capital share transactions                       86,229             22,639
--------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       82,791             24,530
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------

Beginning of year                                                 778,752            754,222
--------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$2,812 and $6,346, respectively)                                $ 861,543            778,752
--------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Diversified Income Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Over-the-counter traded options are valued based upon prices provided by market makers.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payments to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into

NOTES TO FINANCIAL STATEMENTS

                             this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At October 31, 1997 the Fund had $12,834,000 in purchase commitments outstanding (1.5% of net assets), with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at October 31, 1997, amounting to approximately $126,968,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2003.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. Zurich
                             Investment Management Limited, an affiliate of ZKI, serves as sub-advisor with respect to foreign securities investments in the Fund, and is paid by ZKI for its services. The Fund incurred a management fee of $4,664,000 for the year ended
                             October 31, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                    COMMISSIONS      COMMISSIONS ALLOWED
                                                                  RETAINED BY ZKDI    BY ZKDI TO FIRMS
                                                                  ----------------   -------------------
                             Year ended October 31, 1997              $178,000            1,166,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and CDSC received in connection with the redemption of such shares are as follows:

                                                                 DISTRIBUTION FEES      COMMISSIONS AND
                                                                     AND CDSC          DISTRIBUTION FEES
                                                                 RECEIVED BY ZKDI    PAID BY ZKDI TO FIRMS
                                                                 -----------------   ---------------------
                             Year ended October 31, 1997             $2,655,000            3,017,000

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                       ASF PAID BY ZKDI
                                                                ASF PAID BY      ----------------------------
                                                              THE FUND TO ZKDI   TO ALL FIRMS   TO AFFILIATES
                                                              ----------------   ------------   -------------
                             Year ended October 31, 1997         $1,864,000       1,930,000         9,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $1,681,000 for the year ended October 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended October 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $27,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (dollars in thousands):

                             Purchases                                $2,965,413
                             Proceeds from sales                       3,012,229

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                       YEAR ENDED OCTOBER 31,
                                                               1997                             1996
                                                      ----------------------           -----------------------
                                                      SHARES         AMOUNT            SHARES         AMOUNT
                               ------------------------------------------------------------------------------
                                SHARES SOLD
                                Class A                21,099       $125,985            13,566       $  80,537
                               -------------------------------------------------------------------------------
                                Class B                19,403        116,147            11,847          70,188
                               -------------------------------------------------------------------------------
                                Class C                 1,933         11,608             1,092           6,475
                               -------------------------------------------------------------------------------
                                Class I                     1              8                 5              29
                               -------------------------------------------------------------------------------
                               -------------------------------------------------------------------------------
                                SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                Class A                 4,612         27,529             4,911          29,059
                               -------------------------------------------------------------------------------
                                Class B                 2,401         14,136             2,405          14,237
                               -------------------------------------------------------------------------------
                                Class C                    92            564                49             294
                               -------------------------------------------------------------------------------
                               -------------------------------------------------------------------------------
                                SHARES REDEEMED
                                Class A               (23,040)      (137,971)          (19,272)       (114,353)
                               -------------------------------------------------------------------------------
                                Class B               (11,474)       (68,173)          (10,233)        (60,748)
                               -------------------------------------------------------------------------------
                                Class C                  (597)        (3,595)             (514)         (3,060)
                               -------------------------------------------------------------------------------
                                Class I                    (2)            (9)               (3)            (19)
                               -------------------------------------------------------------------------------
                               -------------------------------------------------------------------------------
                                CONVERSION OF SHARES
                                Class A                 4,260         25,490             2,536          15,078
                               -------------------------------------------------------------------------------
                                Class B                (4,266)       (25,490)           (2,537)        (15,078)
                               -------------------------------------------------------------------------------
                                NET INCREASE
                                FROM CAPITAL
                                SHARE TRANSACTIONS                  $ 86,229                         $  22,639
                               -------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At October 31, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $73,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures positions open at October 31, 1997:

                                                             FACE           EXPIRATION       LOSS AT
                             TYPE                           AMOUNT            MONTH          10/31/97
                             ------------------------------------------------------------------------
                             Eurodollar                   $ 3,752,000      December '97       (19,000)
                             ------------------------------------------------------------------------
                             Eurodollar                    11,031,000       March '98         (43,000)
                             ------------------------------------------------------------------------
                             Eurodollar                     1,404,000        June '98          (9,000)
                             ------------------------------------------------------------------------
                                 TOTAL                                                       $(71,000)
                             ------------------------------------------------------------------------

--------------------------------------------------------------------------------

7    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to help protect itself against a decline
                             in the value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currencies in exchange for U.S. Dollars. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 1997, the Fund had entered into forward contracts for the foreign currencies corresponding to the foreign government bonds in its portfolio. The settlement dates on the contracts occur throughout November, 1997, and the aggregate unrealized loss on the contracts amounted to $601,000 at October 31, 1997.

FINANCIAL HIGHLIGHTS

                                                ----------------------------------------
                                                                Class A
                                                ----------------------------------------
                                                         YEAR ENDED OCTOBER 31,
                                                ----------------------------------------
                                                1997    1996    1995    1994   1993
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of year              $5.99    5.98    5.77   6.23    5.65
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .46     .46     .55    .52     .59
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                .01     .12     .16   (.45)    .58
----------------------------------------------------------------------------------------
Total from investment operations                  .47     .58     .71    .07    1.17
----------------------------------------------------------------------------------------
Less distribution from net investment
  income                                          .50     .57     .50    .53     .59
----------------------------------------------------------------------------------------
Net asset value, end of year                    $5.96    5.99    5.98   5.77    6.23
----------------------------------------------------------------------------------------
TOTAL RETURN                                     8.13%  10.27   12.90   1.02   21.60
----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------
Expenses                                         1.03%   1.03    1.09   1.12    1.10
----------------------------------------------------------------------------------------
Net investment income                            7.68    7.72    9.43   8.81    9.74
----------------------------------------------------------------------------------------

                                                --------------------------------------
                                                               Class B
                                                --------------------------------------
                                                     YEAR ENDED             MAY 31 TO
                                                     OCTOBER 31,           OCTOBER 31,
                                                1997    1996   1995           1994
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period            $5.99   5.98    5.77      5.94
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .40    .41     .49       .19
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                .01    .12     .16      (.17)
--------------------------------------------------------------------------------------
Total from investment operations                  .41    .53     .65       .02
--------------------------------------------------------------------------------------
Less distribution from net investment income      .44    .52     .44       .19
--------------------------------------------------------------------------------------
Net asset value, end of period                  $5.96   5.99    5.98      5.77
--------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    7.13%  9.23   11.87       .35
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                         1.98%  1.96    2.04      1.97
--------------------------------------------------------------------------------------
Net investment income                            6.73   6.79    8.48      8.01
--------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              ----------------------------------   ---------------------------------------
                                                           CLASS C                                  CLASS I
                                              ----------------------------------   ---------------------------------------
                                                   YEAR ENDED          MAY 31 TO      YEAR ENDED     NOVEMBER 22, 1995 TO
                                                   OCTOBER 31,        OCTOBER 31,     OCTOBER 31,        OCTOBER 31,
                                              1997    1996    1995       1994            1997               1996
---------------------------------------------------------------------------------   --------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------   --------------------------------------
Net asset value, beginning of period          $6.01   6.00     5.79      5.95           6.00                       5.98
---------------------------------------------------------------------------------   --------------------------------------
Income from investment operations:
  Net investment income                         .42    .41      .50       .20            .36                        .45
---------------------------------------------------------------------------------   --------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency              .01    .12      .16      (.17)           .01                        .12
---------------------------------------------------------------------------------   --------------------------------------
Total from investment operations                .43    .53      .66       .03            .37                        .57
---------------------------------------------------------------------------------   --------------------------------------
Less distribution from net investment income    .45    .52      .45       .19            .49                        .55
---------------------------------------------------------------------------------   --------------------------------------
Net asset value, end of period                $5.99   6.01     6.00      5.79           5.88                       6.00
---------------------------------------------------------------------------------   --------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  7.37%  9.33    11.95       .55           6.33                      10.01
---------------------------------------------------------------------------------   --------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------   --------------------------------------
Expenses                                       1.85%  1.86     1.86      1.96           2.64                       1.27
---------------------------------------------------------------------------------   --------------------------------------
Net investment income                          6.86   6.89     8.68      8.02           6.07                       7.48
---------------------------------------------------------------------------------   --------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                              ----------------------------------------------------------------------------
                                                1997             1996            1995             1994                1993
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)      $861,543         778,752         754,222          738,014            328,512
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            347%            310             286              179                 80
--------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES&OFFICERS

TRUSTEES                     OFFICERS


STEPHEN B. TIMBERS           ROBERT S. CESSINE              PHILIP J. COLLORA
President and Trustee        Vice President                 Vice President and
                                                            Secretary
DAVID W. BELIN               CHARLES R. MANZONI, JR.
Trustee                      Vice President                 JEROME L. DUFFY
                                                            Treasurer
LEWIS A. BURNHAM             MICHAEL A. MCNAMARA
Trustee                      Vice President                 ELIZABETH C. WERTH
                                                            Assistant Secretary
DONALD L. DUNAWAY            JOHN E. NEAL
Trustee                      Vice President

ROBERT B. HOFFMAN            ROBERT C. PECK, JR.
Trustee                      Vice President

DONALD R. JONES              HARRY E. RESIS, JR.
Trustee                      Vice President

SHIRLEY D. PETERSON          JONATHAN W. TRUTTER
Trustee                      Vice President

WILLIAM P. SOMMERS           RICHARD L. VANDENBERG
Trustee                      Vice President



--------------------------------------------------------------------------------
LEGAL COUNSEL                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                 222 North LaSalle Street
                                 Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                      ZURICH KEMPER SERVICE COMPANY
SERVICE AGENT                    P.O. Box 419557
                                 Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                    INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                   801 Pennsylvania
                                 Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS             ERNST & YOUNG LLP
                                 233 South Wacker Drive
                                 Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER            ZURICH KEMPER DISTRIBUTORS, INC.
                                 222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)



Printed on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Income Funds prospectus.
KDIF - 2 (12/97) 1040990
Printed in the U.S.A.